UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 21, 2024
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by Cutera, Inc. (the “Company”) to the Securities and Exchange Commission (the “SEC”) on March 21, 2024 (the “Original Report”) and is being furnished solely in order to provide a revised version of Exhibit 99.1 to correct the GAAP to non-GAAP reconciliation tables included in Exhibit 99.1 of the Original Report as a result of the material adjustments made to the previously issued unaudited consolidated financial statements described below.
Item 2.02.     Results of Operations and Financial Condition.
Subsequent to furnishing of the Company’s Current Report on Form 8-K filed with the SEC on March 21, 2024, which included the Company's unaudited financial statements and certain non-GAAP measures, the Company recorded certain material adjustments, primarily:
a.a $12.0 million charge to cost of revenue for a revised estimate of the inventory reserves associated with its AviClear materials; and
b.a reclassification from general and administrative expense to cost of revenue and from other expense to cost of revenue, for $5.7 million and $1.2 million, respectively, related to the manufacturing service agreement termination with Jabil, Inc.
As a result, the consolidated balance sheet as of December 31, 2023 and the consolidated statement of operations and the consolidated statement of cash flows for the three and twelve-month period then ended included in the Original Report were adjusted and reported in the Form 10-K filed the SEC on May 10, 2024.
The Original Form 8-K included, as Exhibit 99.1, a copy of the Company’s earnings press release issued on March 21, 2024 (the “Earnings Release”), which included, the Company’s consolidated financial statements and certain non-GAAP measures for the three and twelve months ended December 31, 2023 and 2022.
Accordingly, the Company is furnishing herewith as Exhibit 99.1 amended and updated tables regarding the reconciliation of the Company’s GAAP Gross Profit, Gross Margin and Operating Income to non-GAAP Gross Profit, Gross Margin and Operating Income contained in the Earnings Release, which supersede entirely the corresponding tables included in the Earnings Release.
The information provided pursuant to this Item 2.02 and Exhibit 99.1 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of Cutera’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Revised Non-GAAP Tables included in the Press Release of Cutera, Inc. dated March 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: May 10, 2024	/s/ Stuart Drummond
Stuart Drummond
Interim Chief Financial Officer